                                                                    EXHIBIT 24.1

                          DIRECTOR'S POWER OF ATTORNEY
                                (2005 Form 10-K)

      The undersigned director of Renaissance Learning, Inc. designates Mary T. Minch, with the power of substitution, as her true and lawful attorney-in-fact for the purpose of: (i) executing in her name and on her behalf Renaissance Learning, Inc.'s Form 10-K for the fiscal year ended December 31, 2005 and any related amendments and/or supplements; (ii) generally doing all things in her name and on her behalf in her capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming her signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

      Dated this 23rd day of February, 2006.

                                        /s/ Judith A. Paul
                                        ----------------------------------------
                                        Judith A. Paul

                          DIRECTOR'S POWER OF ATTORNEY
                                (2005 Form 10-K)

      The undersigned director of Renaissance Learning, Inc. designates Mary T. Minch, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Renaissance Learning, Inc.'s Form 10-K for the fiscal year ended December 31, 2005 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

      Dated this 28th day of January, 2006.

                                        /s/ John H. Grunewald
                                        ----------------------------------------
                                        John H. Grunewald

                          DIRECTOR'S POWER OF ATTORNEY
                                (2005 Form 10-K)

     The undersigned director of Renaissance Learning, Inc. designates Mary T. Minch, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Renaissance Learning, Inc.'s Form 10-K for the fiscal year ended December 31, 2005 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 19th day of January, 2006.

                                        /s/ Gordon H. Gunnlaugsson
                                        --------------------------------------
                                        Gordon H. Gunnlaugsson

                          DIRECTOR'S POWER OF ATTORNEY
                                (2005 Form 10-K)

      The undersigned director of Renaissance Learning, Inc. designates Mary T. Minch, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Renaissance Learning, Inc.'s Form 10-K for the fiscal year ended December 31, 2005 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

      Dated this 23rd day of February, 2006.

                                        /s/  Harold E. Jordan
                                        --------------------------------------
                                        Harold E. Jordan

                          DIRECTOR'S POWER OF ATTORNEY
                                (2005 Form 10-K)

      The undersigned director of Renaissance Learning, Inc. designates Mary T. Minch, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Renaissance Learning, Inc.'s Form 10-K for the fiscal year ended December 31, 2005 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

      Dated this 27th day of February, 2006.

                                        /s/  Addison L. Piper
                                        --------------------------------------
                                        Addison L. (Tad) Piper

                          DIRECTOR'S POWER OF ATTORNEY
                                (2005 Form 10-K)

      The undersigned director of Renaissance Learning, Inc. designates Mary T. Minch, with the power of substitution, as her true and lawful attorney-in-fact for the purpose of: (i) executing in her name and on her behalf Renaissance Learning, Inc.'s Form 10-K for the fiscal year ended December 31, 2005 and any related amendments and/or supplements; (ii) generally doing all things in her name and on her behalf in her capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming her signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

      Dated this 24th day of January, 2006.

                                        /s/  Judith A. Ryan
                                        --------------------------------------
                                        Judith A. Ryan